                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[_]  Definitive Additional Materials            Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Acorn Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                                IMPORTANT NEWS
                    For Acorn Investment Trust Shareholders

While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of matters to be voted upon.

Q & A

Q:   What am I being asked to vote "For" on this proxy?

A:   This proxy contains four proposals:

1.   Election of trustees
2.   Acorn Fund:  changes to certain investment restrictions
3.   Acorn International:  one investment restriction change
4. Approval of the board's selection of Ernst & Young LLP as the Trust's independent auditors

NOTE: Proposal 2 is only for shareholders of Acorn Fund and proposal 3 is only for shareholders of Acorn International. Shareholders of the other Acorn funds can skip Proposals 2 and 3.

Q:   What are the proposed Acorn Fund investment restriction changes?

A: There are four investment restriction changes Acorn Fund shareholders are asked to vote on. They are proposals 2a - 2d:

a. Eliminate the Fund's investment policy regarding conflicts of interest formerly required by a state law. This law no longer applies to the Fund and Acorn has other policies that address potential conflicts of interest.

b. Increase the amount the Fund can borrow from banks in an emergency (generally to meet redemptions). This proposal would allow the Fund to borrow up to 33% of the value of its total assets, the maximum allowed by law. This change would also permit the Fund to borrow at a floating rather than a fixed rate of interest. Borrowing may tend to magnify changes in the Fund's performance. The Fund will borrow only for temporary or emergency purposes, not to make investments.

c. Conform the Fund's restriction on pledging to its restriction on borrowing. This change would allow the Fund to give a bank lender a security interest in the Fund's assets to secure emergency borrowing.

d. Amend the Fund's policy regarding loans. This amendment will permit the Fund to do two things it cannot now do--invest in repurchase agreements and lend portfolio securities.

Q:   What about the Acorn International investment restriction change?

A. A "For" vote will increase the amount the Fund can borrow from banks in an emergency (generally to meet redemptions). This proposal would allow the Fund to borrow up to 33% of the value of its total assets, the maximum allowed by law. Borrowing may tend to magnify changes in the Fund's performance. The Fund will borrow only for temporary or emergency purposes, not to make investments.

Q: How does the board of trustees recommend shareholders vote on these proposals?

A: The board of trustees recommends that shareholders vote "FOR" each of the proposals. The board believes that each of these proposals is in the best interests of the Funds and their shareholders.

Q:   How can I vote my proxy?

A:   For your convenience, there are several ways you can vote your proxy:

 .    By Mail: Vote, sign and return the enclosed proxy card
 .    By Telephone
 .    By Internet
 .    In Person: Sept. 28, 1999. 9 a.m. Central time. Bank One Auditorium. 38 S.
     Dearborn St., Plaza level. Chicago, IL 60602

For specific instructions on how to vote via telephone or the Internet, see your proxy card. It is important that you vote your proxy. It costs the Funds a significant amount of money to solicit proxies again. The deadline for submitting proxies is September 28, 1999. Please help us keep the costs of this proxy solicitation reasonable by voting today.

                            Acorn Investment Trust
                      227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606-5016

                                                                August 20, 1999

Dear Shareholder:

  You are cordially invited to attend a special meeting of shareholders of Acorn Investment Trust which will be held on Tuesday, September 28, 1999, at 9 a.m. Central time, at Bank One Auditorium (formerly First Chicago Center), 38
S. Dearborn Street, Plaza Level, Chicago, Illinois 60602.

  Among the matters scheduled for consideration at the meeting are the election of the trustees named in the attached proxy statement, and the approval of changes in certain fundamental investment restrictions for Acorn Fund and Acorn International, as more fully discussed in the proxy statement.

  Your vote is important. Please take the time to familiarize yourself with the Proposals. Then, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you can't attend the meeting in person.

  If you prefer, you may also vote by telephone (800-848-3410) or via the Internet in accordance with the instructions set forth on the proxy card. Please call our proxy solicitor, D. F. King & Co., at 800-848-3410 with any questions about voting.

                                 Sincerely,

                                 /s/ Irvin B. Harris
                                 Irving B. Harris
                                 Chairman of the Board

                            Acorn Investment Trust
                      227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606-5016

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          Tuesday, September 28, 1999

  A special meeting of shareholders of Acorn Investment Trust ("Acorn" or the "Trust") will be held at the Bank One Auditorium (formerly First Chicago Center), 38 S. Dearborn Street, Plaza Level, Chicago, Illinois 60602, at 9:00 a.m., Central time, on Tuesday, September 28, 1999. At the meeting, shareholders will be asked to vote on the following proposals:

    1. To elect 12 trustees;

    2. [for Acorn Fund shareholders only] To approve changes in Acorn Fund's fundamental investment restrictions relating to borrowing, pledging securities, making loans and potentially conflicting investments;

    3. [for Acorn International shareholders only] To approve a change in Acorn International's fundamental investment restriction relating to borrowing;

    4. To ratify the selection of Ernst & Young LLP as the Trust's indepen-dent public accountants for the fiscal year ending December 31, 1999; and

    5. To transact any other business that properly comes before the meet-ing.

  Shareholders of record as of the close of business on August 1, 1999 are entitled to vote at the meeting (or any adjournments of the meeting). This proxy statement and proxy card are being mailed to shareholders on or about August 20, 1999.

                                 By Order of the Board of Trustees,

                                 /s/ Steven A. Radis
                                 Steven A. Radis
                                 Secretary

August 20, 1999
Chicago, Illinois


 WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE
 COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL
 VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            Acorn Investment Trust
                      227 West Monroe Street, Suite 3000
                         Chicago, Illinois 60606-5016

                                Proxy Statement

                        Special Meeting of Shareholders
                              September 28, 1999

  This proxy statement is being sent to you by the board of trustees of Acorn Investment Trust. The board is asking you to complete and return the enclosed proxy card, permitting your shares of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty or Acorn Foreign Forty to be voted at the meeting, even if you cannot attend the meeting in person. The meeting will be held at the Bank One Auditorium (formerly First Chicago Center), 38 S. Dearborn Street, Plaza Level, Chicago, Illinois 60602, at 9 a.m. Central time, on Tuesday, September 28, 1999 (called the "Meeting"). Shareholders of record at the close of business on August 1, 1999 (called the "record date") are entitled to vote at the meeting.

  You should also have received Acorn's annual report to shareholders for the fiscal year ended December 31, 1998. If you would like another copy of the annual report, please write to Acorn at the address shown at the top of this page or call Acorn at 800-922-6769. The report will be sent to you without charge.

  For convenience, Acorn Investment Trust is referred to in this proxy statement as "Acorn" or "the Trust." Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty are referred to individually as a "Fund" and together as the "Funds."

                             SUMMARY OF PROPOSALS

  This proxy statement covers four Proposals--the election of trustees, the approval of changes to certain fundamental investment restrictions for Acorn Fund, the approval of a change to one fundamental investment restriction for Acorn International, and the ratification of the board's selection of Ernst & Young LLP as the Trust's independent auditors. The shareholders of all Funds will vote on the election of trustees and ratification of the selection of auditors. The shareholders of Acorn Fund and Acorn International will vote separately on the changes to investment restrictions affecting each Fund, as shown in the table below:

                                                          Fund
                                        ----------------------------------------
                                                                          Acorn
                                        Acorn     Acorn     Acorn Acorn  Foreign
               Proposal                 Fund  International  USA  Twenty  Forty
               --------                 ----- ------------- ----- ------ -------
1. Election of Trustees...............     X         X         X     X       X
2. Changes to Acorn Fund's Fundamental
   Investment Restrictions............     X
3. Change to Acorn International's
   Fundamental Investment
   Restrictions.......................               X
4. Ratification of Ernst & Young LLP
   as the Trust's Independent
   Auditors...........................     X         X         X     X       X

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

  The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) FOR the election of the 12 nominees named below as trustees of the Trust. Eleven of the nominees currently serve as trustees. Each nominee has been recommended by the nominating committee of the board of trustees and each nomination was unanimously approved by the board of trustees.

  The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act").

  Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee is unable to serve because of an event not now anticipated or for good reason becomes unwilling to serve, the persons named as proxies may vote for another person designated by the board of trustees.

  The following table sets forth each nominee's position(s) with the Trust, date of birth, principal occupation or employment during the past five years, directorships and trusteeships and the date on which he or she first became a trustee of Acorn (or a director of Acorn's predecessor).

Name and            Position(s)         Principal Occupation of
Date of Birth         with the              Employment and
                       Trust          Directorships/Trusteeships

Irving B.          Trustee and      Chairman of the executive
Harris             Chairman of      committee and director,
8/4/1910           the Board        Pittway Corporation (multi-
                   since 1970       product manufacturer and
                                    publisher); Chairman, William
                                    Harris Investors, Inc.
                                    (investment adviser);
                                    Chairman, The Harris
                                    Foundation (charitable
                                    foundation).

Ralph Wanger*      Trustee and      Trustee and president, Wanger
6/21/1934          President        Advisors Trust; Principal and
                   since 1970       portfolio manager, Wanger
                                    Asset Management, L.P.;
                                    Director, Wanger Investment
                                    Company plc.

Name and            Position(s)         Principal Occupation of
Date of Birth         with the              Employment and
                       Trust          Directorships/Trusteeships

James H.           Trustee and      Retired; Eli B. and Harriet B.
Lorie              Vice Chairman    Williams Professor of Business
2/23/1922          of the Board     Administration Emeritus,
                   since 1970       University of Chicago Graduate
                                    School of Business; Director,
                                    Thornburg Mortgage Asset Corp.
                                    (REIT) and Santa Fe Natural
                                    Tobacco.

Leo A.             Trustee since    Vice chairman, Pittway
Guthart            1994             Corporation (multi-product
9/26/1937                           manufacturer and publisher);
                                    Chief executive officer,
                                    Pittway Corporation's Security
                                    Group of Companies which
                                    include ADEMCO (manufacturer
                                    of alarm equipment), ADI
                                    (distributor of security
                                    equipment), Fire Burglary
                                    Instruments (supplier of
                                    security control panels),
                                    First Alert Professional
                                    (alarm dealers), Alarm Net
                                    (cellular radio service) and
                                    Cylink Corporation (supplier
                                    of encryption equipment)
                                    (chairman of Cylink);
                                    Director, AptarGroup, Inc.
                                    (producer of dispensing
                                    valves, pumps and closures);
                                    Chairman of the board of
                                    trustees, Hofstra University.

Jerome Kahn, Jr.   Trustee since    President, William Harris
4/13/1934          1987             Investors, Inc. (investment
                                    adviser); Director, Pittway
                                    Corporation (multi-product
                                    manufacturer and publisher).

Steven N. Kaplan   Nominee          Neubauer Family Professor of
12/21/1959                          Entrepreneurship and Finance,
                                    University of Chicago Graduate
                                    School of Business; Director,
                                    ImageMax.

Name and             Position(s)        Principal Occupation of
Date of Birth          with the             Employment and
                        Trust         Directorships/Trusteeships

David C. Kleinman   Trustee since   Adjunct professor of strategic
10/12/1935          1972            management, University of
                                    Chicago Graduate School of
                                    Business; Business consultant;
                                    Chairman of the Board, Irex
                                    Corporation (insulation
                                    contractor); Director, Sonic
                                    Foundry, Inc. (software);
                                    FirstCom Corp. (competitive
                                    local exchange carrier);
                                    Organics Management Company
                                    (organic waste processor);
                                    Wisconsin Paper & Products
                                    (paper merchant); Plymouth
                                    Tube Company (seamless and
                                    welded metal tubing); Member
                                    of the advisory board, DSC
                                    Logistics Company (warehousing
                                    and logistics services).

Charles P. McQuaid* Trustee and     Trustee and Senior Vice
8/27/1953           Senior Vice     President, Wanger Advisors
                    President       Trust; Principal, portfolio
                    since 1992      manager and director of
                                    research, Wanger Asset
                                    Management, L.P.

Roger S.            Trustee since   CEO and Chairman of the Board,
Meier               1991            AMCO, Inc. (investment and
1/18/1926                           real estate management);
                                    President, AMCO, Inc. 1986-
                                    1999; Director and advisory
                                    board member, Key Bank of
                                    Oregon (banking); Chairman of
                                    Investment Council and member
                                    of Committee of Legacy Systems
                                    (hospital); Executive director
                                    and chairman of investment
                                    committee, Portland Art
                                    Museum.

Allan B. Muchin     Trustee since   Partner, Katten, Muchin &
1/10/1936           1998            Zavis (law firm); Director,
                                    Alberto-Culver Company
                                    (toiletries).

Name and             Position(s)        Principal Occupation of
Date of Birth          with the             Employment and
                        Trust         Directorships/Trusteeships

Robert E. Nason     Trustee since   Consultant and private
7/26/1936           1998            investor; Director, Fairfax
                                    Insurance Limited (privately
                                    owned insurance company); from
                                    1990-1998, Executive partner,
                                    chief executive officer and
                                    member of the executive
                                    committee of Grant Thornton
                                    LLP (public accounting firm)
                                    and member of the policy board
                                    of Grant Thornton
                                    International.

Katherine Schipper Trustee since    Eli B. and Harriet B. Williams
10/04/1949         1998             Professor of Accounting, KPMG
                                    Peat Marwick Faculty Research
                                    Scholar and Director of the
                                    Institute of Professional
                                    Accounting, University of
                                    Chicago Graduate School of
                                    Business; Visiting Professor
                                    at Fuqua School of Business,
                                    Duke University, in the
                                    academic year 1999-2000.

  The address of Messrs. Harris and Kahn is Two North LaSalle Street,
Suite 400, Chicago, Illinois 60602; the address of Messrs. Wanger and McQuaid is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; the address of Messrs. Lorie, Kleinman and Kaplan and of Ms. Schipper is 1101 East 58th Street, Chicago, Illinois 60637; the address of Mr. Guthart is 165 Eileen Way, Syosset, New York 11791; the address of Mr. Meier is 1211 S.W. Fifth Avenue, Portland, Oregon 97204; the address of Mr. Muchin is 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661; and the address of Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045.

  Committees of the Board of Trustees. Acorn's board of trustees currently has five standing committees:

 .   Executive Committee. Messrs. Harris, Lorie, and Wanger* are members, and
    Mr. McQuaid* is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.
---------
* Mr. Wanger and Mr. McQuaid are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM.

 .   Audit Committee. Messrs. Kleinman and Nason and Ms. Schipper serve on the audit committee of the board of trustees. The audit committee recommends independent auditors to the trustees, monitors the auditors' performance, reviews the results of each Fund's audit and responds to other matters deemed appropriate by the board of trustees.

 .   Pricing Committee. Messrs. Wanger*, Harris and McQuaid* are members, and
    Messrs. Guthart and Lorie are alternate members, of the pricing committee of the board of trustees. The pricing committee determines valuations of portfolio securities held in any Fund in instances in which the routine valuation procedures adopted by the board of trustees do not produce a fair value.

 .   Investment Advisory Agreements Committee. Messrs. Meier, Guthart, Kahn,
    Kleinman and Muchin are members of the investment advisory agreement committee of the board of trustees, which makes recommendations to the board of trustees regarding the continuation or amendment of the investment advisory agreements between the Trust and WAM.

 .   Nominating Committee. Messrs. Lorie, Harris, McQuaid,* Meier, Muchin,
    Nason and Wanger* serve on the nominating committee of the board of trustees, which considers and recommends candidates for election to the board of trustees.

  During the fiscal year ended December 31, 1998, the board of trustees held six meetings, the audit committee held three meetings, the pricing committee held four meetings and the nominating committee held three meetings. The executive committee and the investment advisory agreements committee did not meet. All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees or applicable committee, if any, held during the fiscal year ended December 31, 1998.

  Officers. Mr. Wanger is president and Mr. McQuaid is senior vice president of Acorn. The table of trustees beginning on page 3 gives more information about Mr. Wanger and Mr. McQuaid. The following table lists the name, date of birth, position(s) with the Trust and business history for the past five years of each of the Trust's other officers. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees. The business address of all officers of the Trust is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.
---------
* Mr. Wanger and Mr. McQuaid are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM.

Name and             Position(s)        Principal Occupation(s)
Date of Birth         Held  with        During Past Five Years
                      the Trust

Margaret M.          Vice           Principal since January 1,
Forster              President      1999, and analyst and
1/28/1960                           portfolio manager since 1994,
                                    Wanger Asset Management, L.P.;
                                    assistant professor of
                                    finance, Kellogg Graduate
                                    School of Management,
                                    Northwestern University, 1993-
                                    1994.

Marcel P. Houtzager  Vice           Principal, analyst and
10/26/1960           President      portfolio manager, Wanger
                                    Asset Management, L.P.; Vice
                                    President, Wanger Advisors
                                    Trust.

Kenneth A. Kalina    Assistant      Fund controller, Wanger Asset
8/4/1959             Treasurer      Management, L.P., since
                                    September 1995; Assistant
                                    Treasurer, Wanger Advisors
                                    Trust; prior thereto,
                                    Treasurer of the Stein Roe
                                    Mutual Funds.

Bruce H. Lauer       Vice           Managing Director (since
7/22/1957            President,     February 1999) and Chief
                     Assistant      Administrative Officer (since
                     Secretary and  April 1995), Wanger Asset
                     Treasurer      Management, L.P.; Vice
                                    President, Assistant Secretary
                                    and Treasurer, Wanger Advisors
                                    Trust; prior to April 1995,
                                    First vice president,
                                    investment accounting, Kemper
                                    Financial Services, Inc.;
                                    Director, Wanger Investment
                                    Company plc; Director, New
                                    Americas Small Cap Fund.

Robert A. Mohn       Vice           Principal since 1998, analyst
9/13/1961            President      and portfolio manager, Wanger
                                    Asset Management, L.P.; Vice
                                    President, Wanger Advisors
                                    Trust.

John H. Park         Vice           Principal since 1998, analyst
5/30/1967            President      and portfolio manager, Wanger
                                    Asset Management, L.P. (since
                                    1993); Vice President, Wanger
                                    Advisors Trust.

Name and             Position(s)        Principal Occupation(s)
Date of Birth         Held  with        During Past Five Years
                      the Trust

Steven A. Radis      Secretary      Managing Director, Chief
8/24/1962                           Marketing Officer, Wanger
                                    Asset Management, L.P. since
                                    April 1999; Secretary, Wanger
                                    Advisors Trust; Vice
                                    President, Corporate and
                                    Marketing Communications,
                                    Zurich Kemper Life (January
                                    1998-March 1999); First Vice
                                    President, Corporate
                                    Communications, Zurich Kemper
                                    Investments (January 1987-
                                    December 1997).

Mark H. Yost        Vice            Analyst and portfolio manager,
6/28/1963           President       Wanger Asset Management, L.P.,
                                    since October 1995; Vice
                                    President, Wanger Advisors
                                    Trust; prior thereto,
                                    investment analyst, First
                                    Chicago Corporation.

Leah J. Zell        Vice            Principal, analyst and
5/23/1949           President       portfolio manager, Wanger
                                    Asset Management, L.P.; Vice
                                    President, Wanger Advisors
                                    Trust.

  Mr. Wanger and Ms. Zell are married to each other.

  Compensation of Trustees and Officers. Messrs. Wanger and McQuaid and the other officers of the Trust do not receive any compensation from the Trust. During 1998 the Funds paid fees aggregating $302,000 to board members who were not affiliated with WAM. The trustees do not receive any pension or retirement benefits from the Funds. The following table sets forth the total compensation, (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 1998 to each of the trustees of the Trust:

                          Aggregate Compensation from:
--------------------------------------------------------------------------------
                                                                 Acorn
                           Acorn      Acorn     Acorn   Acorn   Foreign   Fund
     Name of Trustee        Fund  International  USA  Twenty(+) Forty(+) Complex
-------------------------- ------ ------------- ----- --------- -------- -------
Irving B. Harris.......... 60,800    27,500     2,700      0        0    $91,000
Leo A. Guthart............ 23,450    10,500     1,050      0        0    $35,000
Jerome Kahn, Jr........... 23,450    10,500     1,050      0        0    $35,000
David C. Kleinman......... 23,450    10,500     1,050      0        0    $35,000
James H. Lorie............ 23,950    10,500     1,050      0        0    $35,500
Charles P.
 McQuaid..................      0         0         0      0        0          0
Roger S. Meier............ 23,450    10,500     1,050      0        0    $35,000
Adolph
 Meyer, Jr.*.............. 19,430     8,700       870      0        0    $29,000
Allan B. Muchin**.........  1,452       650        65      0        0    $ 2,167
Robert E. Nason**.........  1,452       650        65      0        0    $ 2,167
Katherine
 Schipper**...............  1,452       650        65      0        0    $ 2,167
Ralph Wanger..............      0         0         0      0        0          0

---------
(+)Since November 23, 1998.
* Served on the Board of the Trust until December 31, 1998.
** Elected to the Board of the Trust effective December 1, 1998.

  The officers and trustees affiliated with WAM serve without any compensation from the Trust. Acorn has adopted a deferred compensation plan (the "Plan") for its non-interested trustees. Under the Plan, the trustees who are not "interested persons" of Acorn or WAM ("participating trustees") may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to such trustee's deferral account as of the business day such compensation would have been paid to such trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had the participating trustee invested his or her compensation in shares of one or more of the Funds. If a participating trustee retires, such trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to that trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

  As of May 31, 1999, the trustees and officers of Acorn as a group owned beneficially less than 1% of the outstanding shares of the Funds.

  Required Vote. In accordance with the Trust's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the Funds voted at the Meeting is required to elect the nominees. Each share is entitled to one vote.

                          PROPOSALS 2(a) THROUGH 2(d)
                CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
                      For Shareholders of Acorn Fund Only

  The board of trustees recommends that shareholders vote FOR the amendment of certain fundamental investment restrictions for Acorn Fund.

  Each of the proposed changes is described below. All of Acorn Fund's current restrictions are set forth in Acorn's Statement of Additional Information.

Proposal 2(a)--Elimination of restriction regarding ownership of securities of issuers in which affiliates of the Trust have invested.

  Acorn Fund now has a fundamental policy that currently states that the Fund will not:

  Purchase or retain securities of a company if all of the trustees and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities.

  This restriction is not required by the 1940 Act, but was formerly required by a state law that no longer applies to the Fund. The purpose of the state law that required this restriction was to reduce conflicts of interest in the management of mutual funds. However, the policy focused on fund investments rather than investments by fund officers and trustees. Acorn has a code of ethics that was adopted in accordance with the rules of the Securities and Exchange Commission and governs the personal securities transactions of Acorn's officers and trustees, and the employees of WAM. The board of trustees believes that the restrictions on personal investments in the code of ethics are a better way to prevent the occurrence of conflicts of interest. Therefore, it is proposed that this restriction be eliminated.

Proposal 2(b)--Amendment of restriction regarding borrowing.

  Acorn Fund's existing fundamental restriction regarding borrowing is proposed to be amended as shown below, with new language underscored and language that will be deleted stricken through:

    [The Fund will not:]

      Borrow money except (a) from banks for temporary or emergency purposes (language to be stricken out [at fixed rates of interest]) in amounts not exceeding (language to be stricken out [10%]) 33% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures.

  The 1940 Act requires that a fund state a fundamental policy regarding borrowing. As currently stated, Acorn Fund's restriction is significantly more limiting than the requirements of the 1940 Act. The proposed amendment would make two changes: it would allow the Fund to borrow up to 33% of the value of its total assets, the maximum amount allowed by law, and it would permit those borrowings to be at floating rates of interest, meaning that the rate of interest paid by the Fund increases or decreases as prevailing interest rates increase or decrease. As under the current restriction, any borrowings would be from banks and would be for temporary or emergency purposes (generally to meet redemptions).

  The increase in the maximum amount of Acorn Fund's borrowings would give the Fund more flexibility to borrow to meet its temporary or emergency cash flow needs. Any such borrowings would be for temporary or emergency purposes, and not for the purpose of generating cash to make investments. The ability to borrow has the potential to create leverage, which tends to magnify changes in the Fund's performance. To reduce the amount of leverage that may actually exist, the Fund will repay most borrowings (leaving outstanding borrowings equal to no more than 5% of the Fund's total assets, plus amounts the Fund is owed for portfolio securities it has already sold) before making any new investments.

  The proposed amended restriction would eliminate the need for the Fund to obtain loans at fixed rates of interest. Acorn currently has a line of credit under which each of the Funds may borrow. The rate of interest on borrowings by each of the other Funds bears interest at a floating rate; any borrowings by Acorn Fund are at a fixed rate of interest, which could be more costly. If the proposed amendment to the restriction on borrowing is approved, Acorn Fund would be able to borrow at either a fixed or a floating rate of interest, which could reduce the cost of the line of credit to Acorn Fund.

Proposal 2(c)--Amendment of restriction regarding pledging of assets.

  Acorn Fund's existing fundamental restriction regarding pledging of assets is proposed to be amended as shown below, with new language underscored and language that will be deleted stricken through:

    [The Fund will not:]

      Pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings (language to be stricken out [for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost, and except in connection with transactions in options and in securities index futures]).

  The proposed change to the restriction on pledging is intended to conform it to the Fund's restriction on borrowing. The elimination of the 15% limit on pledging will allow the Fund to give a bank lender a security interest in Fund assets in excess of the current 15% limit to secure borrowings by the Fund, if doing so is determined by the board of trustees to be in the best interests of the Fund and its shareholders.

Proposal 2(d)--Amendment of restriction regarding loans.

  Acorn Fund's existing fundamental policy regarding loans currently states:

    It is also a fundamental policy of Acorn Fund to make loans to the extent that investment in debt securities may be considered to constitute the making of loans (subject to the 10% limitation stated in [the Fund's restriction on purchasing unregistered securities]).

  The proposed new restriction provides that the Fund may not:

     Make loans, but this restriction shall not prevent the Fund from
  (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

  The proposed amendment will permit the Fund to do two things it cannot now do--invest in repurchase agreements and lend portfolio securities.

  A repurchase agreement is a transaction in which a fund purchases a security from a bank or securities dealer and simultaneously agrees to re-sell that security to the bank or dealer at an agreed upon price on a set date. Acorn USA, Acorn Twenty and Acorn Foreign Forty use repurchase agreements as a way to put otherwise uninvested cash to work, and Acorn Fund expects to do the same thing if the proposed change is approved. Repurchase agreements carry risks related to the creditworthiness of the counterparty, but Acorn Fund would enter into repurchase agreements only with banks and dealers WAM believes present minimal credit risks and the obligations of the counterparty would be fully secured. WAM periodically reviews and monitors the creditworthiness of repurchase agreement counterparties.

  The proposed new restriction would also permit Acorn Fund to loan its portfolio securities, up to a limit of 33% of the Fund's total assets. Banks and broker-dealers often need to borrow securities to fulfill their own obligations and will pay the lender of the security. In a securities lending program, the borrower's obligations are generally fully collateralized. The lending fund generally receives any income generated by the loaned security and retains all or part of the income earned by the invested collateral. The lending fund can generally call the loan and regain the security to regain its right to vote on matters affecting that security. Securities lending can present risks if the borrower defaults, and the lending fund could incur costs or delays in enforcing its rights.

  Acorn has periodically evaluated whether lending the portfolio securities of the Funds would be desirable and has concluded in the past that the additional income that would be generated by a securities lending program would not justify the administrative burden and risk. However, the board of trustees believes that it would be desirable to have the ability to implement a securities lending program if, at a later date, the board should determine that doing so is in the best interests of the Fund and its shareholders.

  Required Vote. Approval of each part of Proposal 2 requires the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of Acorn Fund present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of Acorn Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of Acorn Fund. Shares of the other Funds are not entitled to vote on Proposal 2.

                                  PROPOSAL 3
                 CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTION
                 For Shareholders of Acorn International Only

  The board of trustees recommends that shareholders vote FOR the amendment of Acorn International's fundamental investment restriction relating to borrowing. All of Acorn International's current restrictions are set forth in Acorn's Statement of Additional Information.

  Acorn International's existing fundamental restriction regarding borrowing is proposed to be amended as shown below, with new language underscored and language that will be deleted stricken through:

    [The Fund will not:]

      Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% (language to be stricken out [10%]) of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures.

  The proposed language allows the Fund to borrow up to 33% of the value of its total assets, the maximum amount allowed by law. As under the current restriction, any borrowings would be from banks and would be for temporary or emergency purposes (generally to meet redemptions).

  The increase in the maximum amount of Acorn International's borrowings would give the Fund more flexibility to borrow to meet its temporary or emergency cash flow needs. Any such borrowings would be for temporary or emergency purposes, and not for the purpose of generating cash to make investments. The ability to borrow has the potential to create leverage, which tends to magnify changes in the Fund's performance. To reduce the amount of leverage that may actually exist, the Fund will repay most borrowings (leaving outstanding borrowings equal to no more than 5% of the Fund's total assets, plus amounts the Fund is owed for portfolio securities it has already sold) before making any new investments.

  Required Vote. Approval of Proposal 3 requires the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of Acorn International present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of Acorn International are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of Acorn International. Shareholders of the other Funds are not entitled to vote on Proposal 3.

                                  PROPOSAL 4
                     RATIFICATION OF SELECTION OF AUDITORS

  The board of trustees recommends that the shareholders of each Fund ratify the board of trustees' selection of Ernst & Young LLP as independent public accountants for each Fund for the fiscal year ending December 31, 1999.

  For the year ended December 31, 1998, Ernst & Young LLP examined the financial statements of the Trust and provided consultation on financial accounting, reporting and tax matters. Representatives of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions presented at the meeting.

  Required Vote. Approval of the selection of auditors for a Fund requires the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy, if a quorum is present.

  The board of trustees of Acorn, including all of the trustees who are not affiliated with Acorn, unanimously recommends that shareholders of the Funds vote FOR ratification of the selection of auditors.

                         MORE INFORMATION ABOUT ACORN

Organization and Management of the Trust

  The Trust is a Massachusetts business trust organized on April 21, 1992. The Trust is an open-end management investment company, currently with five series: Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty. Acorn Fund began operations in 1970 as The Acorn Fund, Inc., and was reorganized as the Acorn Fund series of the Trust, effective June 30, 1992. Acorn International and Acorn USA began operations on September 23, 1992 and September 4, 1996, respectively. Acorn Twenty and Acorn Foreign Forty each began operations on November 23, 1998.

  The Trust is governed by a board of trustees, which is responsible for protecting the interests of the shareholders of the Funds. The trustees are experienced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the Funds. A majority of the trustees are not otherwise affiliated with Acorn or Wanger Asset Management.

Investment Adviser

  Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the Funds and for other institutional accounts. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah J. Zell, Marcel
P. Houtzager, Robert A. Mohn, John H. Park and Margaret M. Forster. Ralph Wanger is the president of WAM Ltd. WAM is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

Distributor

  Shares of each Fund are offered for sale by WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commissions, 12b-1 fees or other charges to the Funds or their shareholders. WAM BD is wholly-owned by WAM and WAM Ltd. All distribution expenses relating to the Funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD. WAM BD offers the Funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                      MORE INFORMATION ABOUT THE MEETING

  Date of Mailing. This proxy statement and enclosed proxy are being mailed to shareholders on or about August 20, 1999.

  Shareholders. At the record date, the Funds had the following numbers of shares outstanding:

      Fund                                                          # Shares
      ----                                                      ----------------
      Acorn Fund............................................... 181,818,414.0355
      Acorn International......................................  75,107,534.2152
      Acorn USA................................................  19,659,364.0980
      Acorn Twenty.............................................   4,927,513.5380
      Acorn Foreign Forty......................................   3,725,825.4220

Of those shares, the only persons known to own of record or beneficially 5% or more of the outstanding shares of any Fund as of the record date were:

                                                            Percentage of
                                                             Outstanding
Name and Address                               Fund          Shares Held
----------------                               ----         -------------
Charles Schwab & Co. Inc.(/1/)          Acorn Fund              5.93%
101 Montgomery Street                   Acorn International    16.65%
San Francisco, CA 94104-4122            Acorn USA              16.32%
                                        Acorn Twenty            9.48%
                                        Acorn Foreign Forty    17.24%
National Financial Services Corp.(/1/)  Acorn International     5.48%
P.O. Box 3908                           Acorn USA               7.07%
Church Street Station                   Acorn Foreign Forty    15.08%
New York, NY 10008-3908
State of Illinois Employees Deferred    Acorn Fund             10.24%
Compensation Plan(/2/)
604 Stratton Office Bldg
Springfield, IL 62706-0001
Donaldson Lufkin & Jenrette             Acorn USA               5.83%
Securities Corp.(/1/)
Mutual Funds, 5th Floor
P.O. Box 2052
Jersey City, NJ 07303-2052
FirstCinco Reinvest(/1/)                Acorn USA               5.87%
P.O. Box 640229
Cincinnati, OH 45264-0001

---------
(1)  Shares are held of record on behalf of customers, and not beneficially.
(2) Shares are held of record on behalf of plan participants, and not beneficially.

  How Proxies Will Be Voted. All proxies solicited by the board of trustees that are properly executed and received prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be voted FOR each proposal.

  Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of Acorn Investment Trust at the Trust's offices located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; (2) properly executing a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  How You May Vote. You may vote your shares by mail (by signing and returning the enclosed proxy card), by telephone, or over the Internet. The trustees have been advised by counsel that Massachusetts law and Acorn's Agreement and Declaration of Trust and Bylaws permit voting by shareholders in accordance with these procedures.

  Electronic Voting. You may give your voting instructions via the Internet or by touchtone telephone by following the instructions set forth on the proxy card. Management Information Services Corp. ("MIS"), which has been engaged by Acorn to provide proxy-related services, will record your instructions and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also provide you with instructions on how to proceed if the confirmation does not reflect your voting instructions correctly.

  Telephone Voting. You may give your voting instructions over the telephone by calling 1-800-848-3410. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of a Fund owned and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by Acorn, then the D.F. King representative will explain the process. D. F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and, within 72 hours, send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly.

  As the Meeting date approaches, you may receive a call from a representative of D.F. King if Acorn has not yet received your vote. D. F. King may ask you for authority, by telephone or by electronically transmitted instructions, to permit D. F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The trustees believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

  Voting by Mail. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the proxy statement or attend the Meeting in person. You can revoke any proxy, whether given in writing, by telephone, or electronically, in accordance with the procedures outlined above under "Revoking a Proxy."

  More Information About Proxies Will Be Solicited. Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers and trustees of Acorn and employees of WAM, none of whom will receive any additional compensation for such service, and third-party solicitation agents. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by Acorn. Acorn has engaged D.F. King and MIS to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by D.F. King will be approximately $12,500, and the cost of services provided by MIS will be approximately $33,750, in each case plus reimbursement of reasonable expenses.

  Quorum, Voting at the Meeting and Adjournment. Thirty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. On proposals for which shareholders of a Fund vote separately, thirty percent of the shares of the Fund entitled to vote at the Meeting present in person or represented by proxy constitutes a quorum of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes will be treated as shares that are present at the Meeting but have not been voted.

  Approval of Proposal 1 will require the affirmative vote of a plurality of the shares of the Funds, voting together, represented at the Meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 1.

  Each part of Proposal 2 and Proposal 3 must be voted on separately, and approval will require the affirmative vote of the lesser of (a) 67 percent or more of the voting shares of the affected Fund present at the meeting, if the holders of more than 50 percent of the outstanding voting shares of that Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding voting shares of that Fund. Abstentions and broker non-votes will have the practical effect of a "No" vote if adoption of each of Proposals 2(a)--(d) and Proposal 3 is to be determined pursuant to clause
(a) of the preceding sentence and will have no effect on the outcome of the vote if adoption is to be determined pursuant to clause (b).

  Approval of Proposal 4 for a Fund will require the affirmative vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy, if a quorum is present. Abstentions and broker non-votes will have the practical effect of a "No" vote on Proposal 4.

  If a quorum is not present in person or by proxy at the Meeting, or if a quorum is present at the Meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of that Fund represented at the Meeting in person or by proxy. The persons named as proxies intend to vote all proxies in favor of any proposal to adjourn the Meeting. A vote may be taken on one of the proposals in this proxy statement before adjournment if a quorum is present and sufficient votes have been received for approval.

                                 OTHER MATTERS

  The board of trustees of Acorn knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                             SHAREHOLDER PROPOSALS

  Acorn is not required, and does not intend, to hold annual meetings of shareholders. Therefore, no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any such proposal should be submitted in writing to the Secretary of the Trust at its principal offices at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606-5016. Upon submitting a proposal, the shareholder shall provide the Trust with a written notice which includes the shareholder's name and address, the number of shares of each Fund that such shareholder holds of record or beneficially, the dates upon which such shares were acquired, and documentary support for a claim of beneficial ownership.

                                 By order of the Board of Trustees,

                                 /s/ Steven A. Radis
                                 Steven A. Radis
                                 Secretary

August 20, 1999

                                     Thank
                                      You

                     For Mailing Your Proxy Card Promptly!


                     We appreciate your continuing support

                          and look forward to serving

                         your future investment needs

The Acorn
-----------------------
        Family of Funds

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502

                          VOTE THIS PROXY CARD TODAY!
       YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS

           Please fold and detach card at perforation before mailing

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2(a-d), FOR Proposal 3 and FOR Proposal 4, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The board of trustees recommends a Vote FOR Proposals 1, 2(a)-(d), 3 and 4. Please vote by filling in the appropriate boxes below.

1.   Election of Trustees:

     (01) Leo A. Guthart, (02) Irving B. Harris, (03) Jerome Kahn, Jr., (04) Steven N. Kaplan, (05) David C. Kleinman, (06) James H. Lorie, (07) Charles P. McQuaid, (08) Roger S. Meier, (09) Allan B. Muchin, (10) Robert E. Nason, (11) Katherine Schipper, (12) Ralph Wanger

      FOR ALL ______      WITHHOLD ______

To withhold authority to vote for any individual nominee, write that nominee(s) name on the line below.

_______________________________________________________________________________

2a. Elimination of restriction regarding ownership of securities of issuers in which affiliates of the Trust have invested (Acorn Fund only)

     FOR ______      AGAINST ______      ABSTAIN ______

2b.  Amendment of restriction regarding borrowing (Acorn Fund only)

     FOR ______      AGAINST ______      ABSTAIN ______

2c.  Amendment of restriction regarding pledging of assets (Acorn Fund only)

     FOR ______      AGAINST ______      ABSTAIN ______

2d.  Amendment of restriction regarding loans (Acorn Fund only)

     FOR ______      AGAINST ______      ABSTAIN ______

3.   Amendment to restriction regarding borrowing (Acorn International only)

4. Ratification of selection of Ernst & Young LLP as the Funds' independent public accountants for the fiscal year ending December 31, 1999

     FOR ______      AGAINST ______      ABSTAIN ______

5. In their sole discretion on any other matters properly coming before the meeting or any adjournment or adjournments thereof.

                                                                           ACORN

ACORN INVESTMENT TRUST
________________________________________________________________
To vote by Internet:
1.   Read the Proxy Statement and have your Proxy Card handy.

2.   Go to www.acornfunds.com.

3.   At top of Q & A, click on proxy voting link.

4.   Follow the simple online instructions.
________________________________________________________________
To vote by telephone:

1.   Read the Proxy Statement and have your Proxy Card handy.

2.   Call toll-free 1-888-221-0697.

3.   Enter the 14-digit control number found on your Proxy Card.

4.   Follow the simple recorded instructions.

***CONTROL NUMBER: 999 999 999 999 99***

Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE

             Special Meeting of Shareholders - September 28, 1999
          This proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints RALPH WANGER, CHARLES P. McQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 28, 1999, and at any adjournments thereof, with all powers the undersigned would possess if personally present at such meeting.
                                       Dated ________________, 1999

                                       IMPORTANT: Please date and sign exactly
                                       as your name appears hereon. When signing
                                       as executor, administrator, trustee
                                       agent, attorney, guardian, or corporate
                                       officer, please set forth your full
                                       title. Joint owners must each sign.
                                       ________________________________________

                                       ________________________________________
                                         Signature(s), (if held jointly) ACORN

                         Internet Proxy Voting Service
                               Proxy Voting Form
                            Acorn Investment Trust
                                  Acorn Fund

[LOGO APPEARS HERE]

I hereby appoint RALPH WANGER, CHARLES P. MCQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which I am entitled to vote at the Special Meeting of Shareholders to be held on September 28, 1999, and at any adjournments thereof, with all powers I would possess if personally present at such meeting.

This proxy when properly completed by you will be voted in the manner directed by you. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2(a-d), FOR Proposal 3 and FOR Proposal 4, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2(a-d), 3 and 4.
-------------------------------------------------------------------------------
When using a 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Proposal 1.   Election of Trustees:
              (01) Leo A. Guthart, (02) Irving B. Harris, (03) Jerome Kahn, Jr.,
              (04) Steven N. Kaplan, (05) David C. Kleinman,
              (06) James H. Lorie, (07) Charles P. McQuaid
              (08) Roger S. Meier, (09) Allan B. Muchin, (10) Robert E. Nason,
              (11) Katherine Schipper, (12) Ralph Wanger
Proposal 2a.  Elimination of restriction regarding ownership of securities of issuers in which affiliates of the Trust have invested. (Acorn
              Fund only)
Proposal 2b. Amendment of restriction regarding borrowing. (Acorn Fund only) Proposal 2c. Amendment of restriction regarding pledging of assets. (Acorn
              Fund only)
Proposal 2d.  Amendment of restriction regarding loans. (Acorn Fund only)
Proposal 3.   Amendment to restriction regarding borrowing. (Acorn International only)
Proposal 4.   Ratification of selection of Ernst & Young LLP as the Funds'
              independent public accountants for the fiscal year ending
              December 31, 1999.

[_] FOR ALL   [_] WITHHOLD ALL

[_] FOR ALL EXCEPT:

[_] FOR   [_] AGAINST   [_] ABSTAIN
[_] FOR   [_] AGAINST   [_] ABSTAIN
[_] FOR   [_] AGAINST   [_] ABSTAIN
[_] FOR   [_] AGAINST   [_] ABSTAIN
[_] FOR   [_] AGAINST   [_] ABSTAIN
[_] FOR   [_] AGAINST   [_] ABSTAIN

 Please refer to the proxy statement for discussion of each of these matters.

To receive email confirmation, enter your email address here:
            Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

                         Internet Proxy Voting Service
                               Proxy Voting Form
                            Acorn Investment Trust
                              Acorn Foreign Forty

[LOGO]


I hereby appoint RALPH WANGER, CHARLES P. MCQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which I am entitled to vote at the Special Meeting of Shareholders to be held on September 28, 1999, and at any adjournments thereof, with all powers I would possess if personally present at such meeting.

This proxy when properly completed by you will be voted in the manner directed by you. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2(a-d), FOR Proposal 3 and FOR Proposal 4, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2(a-d), 3 and 4.
--------------------------------------------------------------------------------
When using a "For all except" response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Proposal 1.    Election of Trustees:
               (01) Leo A. Guthart, (02) Irving B. Harris, (03) Jerome Kahn, Jr.,         (_) FOR ALL    (_) WITHHOLD ALL
               (04) Steve N. Kaplan, (05) David C. Kleinman,
               (06) James H. Lorie, (07) Charles P. McQuaid,                              (_) FOR ALL EXCEPT:
               (08) Roger S. Meier, (09) Allan R. Muchin, (10) Robert E. Nason,
               (11) Katherine Schipper, (12) Ralph Wanger

Proposal 2a.   Elimination of restriction regarding ownership of securities of
               issuers in which affiliates of the Trust have invested. (Acorn Fund        (_) FOR    (_) AGAINST    (_) ABSTAIN
               only)

Proposal 2b.   Amendment of restriction regarding borrowing. (Acorn Fund only)            (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2c.   Amendment of restriction regarding pledging of assets. (Acorn
               Fund only)                                                                 (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2d.   Amendment of restriction regarding loans. (Acorn Fund only)                (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 3.    Amendment of restriction regarding borrowing. (Acorn International
               only)                                                                      (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 4.    Ratification of selection of Ernst & Young LLP as the Funds'
               independent public accountants for the fiscal year ending                  (_) FOR    (_) AGAINST    (_) ABSTAIN
               December 31, 1999.


 Please refer to the proxy statement for discussion of each of these matters.

________________________________________________________________________________

         To receive email confirmation, enter your email address here:
            Please review your selections carefully before voting.
  If you vote more than once on the same Proxy, only your last (most recent)
                        vote will be considered valid.

                         Internet Proxy Voting Service
                               Proxy Voting Form
                            Acorn Investment Trust
                              Acorn International

[LOGO]


I hereby appoint RALPH WANGER, CHARLES P. MCQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which I am entitled to vote at the Special Meeting of Shareholders to be held on September 28, 1999, and at any adjournments thereof, with all powers I would possess if personally present at such meeting.

This proxy when properly completed by you will be voted in the manner directed by you. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2(a-d), FOR Proposal 3 and FOR Proposal 4, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2(a-d), 3 and 4.
--------------------------------------------------------------------------------
When using a "For all except" response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Proposal 1.    Election of Trustees:
               (01) Leo A. Guthart, (02) Irving B. Harris, (03) Jerome Kahn, Jr.,         (_) FOR ALL    (_) WITHHOLD ALL
               (04) Steve N. Kaplan, (05) David C. Kleinman,
               (06) James H. Lorie, (07) Charles P. McQuaid,                              (_) FOR ALL EXCEPT:
               (08) Roger S. Meier, (09) Allan R. Muchin, (10) Robert E. Nason,
               (11) Katherine Schipper, (12) Ralph Wanger

Proposal 2a.   Elimination of restriction regarding ownership of securities of
               issuers in which affiliates of the Trust have invested. (Acorn Fund        (_) FOR    (_) AGAINST    (_) ABSTAIN
               only)

Proposal 2b.   Amendment of restriction regarding borrowing. (Acorn Fund only)            (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2c.   Amendment of restriction regarding pledging of assets. (Acorn
               Fund only)                                                                 (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2d.   Amendment of restriction regarding loans. (Acorn Fund only)                (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 3.    Amendment of restriction regarding borrowing. (Acorn International
               only)                                                                      (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 4.    Ratification of selection of Ernst & Young LLP as the Funds'
               independent public accountants for the fiscal year ending                  (_) FOR    (_) AGAINST    (_) ABSTAIN
               December 31, 1999.


 Please refer to the proxy statement for discussion of each of these matters.

________________________________________________________________________________

         To receive email confirmation, enter your email address here:
            Please review your selections carefully before voting.
  If you vote more than once on the same Proxy, only your last (most recent)
                        vote will be considered valid.

                         Internet Proxy Voting Service
                               Proxy Voting Form
                            Acorn Investment Trust
                                   Acorn USA

[LOGO]


I hereby appoint RALPH WANGER, CHARLES P. MCQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which I am entitled to vote at the Special Meeting of Shareholders to be held on September 28, 1999, and at any adjournments thereof, with all powers I would possess if personally present at such meeting.

This proxy when properly completed by you will be voted in the manner directed by you. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2(a-d), FOR Proposal 3 and FOR Proposal 4, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2(a-d), 3 and 4.
--------------------------------------------------------------------------------
When using a "For all except" response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Proposal 1.    Election of Trustees:
               (01) Leo A. Guthart, (02) Irving B. Harris, (03) Jerome Kahn, Jr.,         (_) FOR ALL    (_) WITHHOLD ALL
               (04) Steve N. Kaplan, (05) David C. Kleinman,
               (06) James H. Lorie, (07) Charles P. McQuaid,                              (_) FOR ALL EXCEPT:
               (08) Roger S. Meier, (09) Allan R. Muchin, (10) Robert E. Nason,
               (11) Katherine Schipper, (12) Ralph Wanger

Proposal 2a.   Elimination of restriction regarding ownership of securities of
               issuers in which affiliates of the Trust have invested. (Acorn Fund        (_) FOR    (_) AGAINST    (_) ABSTAIN
               only)

Proposal 2b.   Amendment of restriction regarding borrowing. (Acorn Fund only)            (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2c.   Amendment of restriction regarding pledging of assets. (Acorn
               Fund only)                                                                 (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2d.   Amendment of restriction regarding loans. (Acorn Fund only)                (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 3.    Amendment of restriction regarding borrowing. (Acorn International
               only)                                                                      (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 4.    Ratification of selection of Ernst & Young LLP as the Funds'
               independent public accountants for the fiscal year ending                  (_) FOR    (_) AGAINST    (_) ABSTAIN
               December 31, 1999.


 Please refer to the proxy statement for discussion of each of these matters.

________________________________________________________________________________

         To receive email confirmation, enter your email address here:
            Please review your selections carefully before voting.
  If you vote more than once on the same Proxy, only your last (most recent)
                        vote will be considered valid.

                         Internet Proxy Voting Service
                               Proxy Voting Form
                            Acorn Investment Trust
                                 Acorn Twenty

[LOGO]


I hereby appoint RALPH WANGER, CHARLES P. MCQUAID, BRUCE H. LAUER and STEVEN A. RADIS and each or any of them, as proxies, with full power of substitution, to vote all shares of the above referenced fund represented by this proxy which I am entitled to vote at the Special Meeting of Shareholders to be held on September 28, 1999, and at any adjournments thereof, with all powers I would possess if personally present at such meeting.

This proxy when properly completed by you will be voted in the manner directed by you. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2(a-d), FOR Proposal 3 and FOR Proposal 4, and in the sole discretion of the Proxies upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2(a-d), 3 and 4.
--------------------------------------------------------------------------------
When using a "For all except" response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Proposal 1.    Election of Trustees:
               (01) Leo A. Guthart, (02) Irving B. Harris, (03) Jerome Kahn, Jr.,         (_) FOR ALL    (_) WITHHOLD ALL
               (04) Steve N. Kaplan, (05) David C. Kleinman,
               (06) James H. Lorie, (07) Charles P. McQuaid,                              (_) FOR ALL EXCEPT:
               (08) Roger S. Meier, (09) Allan R. Muchin, (10) Robert E. Nason,
               (11) Katherine Schipper, (12) Ralph Wanger

Proposal 2a.   Elimination of restriction regarding ownership of securities of
               issuers in which affiliates of the Trust have invested. (Acorn Fund        (_) FOR    (_) AGAINST    (_) ABSTAIN
               only)

Proposal 2b.   Amendment of restriction regarding borrowing. (Acorn Fund only)            (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2c.   Amendment of restriction regarding pledging of assets. (Acorn
               Fund only)                                                                 (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 2d.   Amendment of restriction regarding loans. (Acorn Fund only)                (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 3.    Amendment of restriction regarding borrowing. (Acorn International
               only)                                                                      (_) FOR    (_) AGAINST    (_) ABSTAIN

Proposal 4.    Ratification of selection of Ernst & Young LLP as the Funds'
               independent public accountants for the fiscal year ending                  (_) FOR    (_) AGAINST    (_) ABSTAIN
               December 31, 1999.


 Please refer to the proxy statement for discussion of each of these matters.

________________________________________________________________________________

         To receive email confirmation, enter your email address here:
            Please review your selections carefully before voting.
  If you vote more than once on the same Proxy, only your last (most recent)
                        vote will be considered valid.